UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2008
Date of Report (Date of earliest event reported)

ICP SOLAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas
Montreal, Quebec	H4M 2Z2
(Address of principal executive offices)	(Zip Code)

(514) 270-5770
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)         On February 14, 2008, ICP Solar Technologies Inc. (the "Company") announced via press release the appointment of Steve Carkner as a member of its Board of Directors. The appointment of Mr. Carkner as director was effected pursuant to a resolution of the Company’s Board of Directors adopted on February 14, 2008. A copy of the press release is furnished as Exhibit 99.1 and is attached hereto.

(e)         The disclosures in Item 8.01, below, describing the repricing of certain warrants issued to Mr. Joel Cohen, a director, and Secretary and Treasurer, of the Company, are incorporated into this Item 5.02 by reference.

ITEM 8.01	OTHER EVENTS

On February 14, 2008, the Board of Directors of the Company, authorized the repricing of all outstanding options issued to current employees, directors, officers and consultants under the Company’s 2006 Stock Incentive Plan ("Plan") to $0.50, determined in accordance with the Plan as the average closing bid and ask price for shares of Common Stock on the Over-the-Counter Bulletin Board over the previous twenty (20) day period. The Board of Directors also approved the repricing of the following warrants issued at an exercise price of $2.25 and expiring on May 18, 2012 to $0.50, determined in accordance with the terms of the warrants as the average closing bid and ask price for shares of Common Stock on the Over-the-Counter Bulletin Board over the previous twenty (20) day period : (i) 100,000 warrants issued to Mr. Philippe Peress, on May 18, 2007 as consulting fees; and (ii) 525,000 warrants issued to Mr. Joel Cohen, May 18, 2007 as consulting fees. The shares of Common Stock underlying the warrants issued to Mr. Cohen were registered under the Company’s Registration Statement on Form SB-2 declared effective by the U.S. Securities and Exchange Commission on February 13, 2008.

This repricing of the exercise price described above (the "Repricing") will apply to all options issued pursuant to the Plan and to the individual common stock purchase warrants described above. ln total, the Repricing will apply to an aggregate of 1,415,000 shares of Common Stock underlying outstanding options and to an aggregate of 625,000 shares of Common Stock underlying outstanding common stock purchase warrants. A copy of the forms of notice sent to holders of outstanding options and affected warrants regarding the Repricing are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

The Repricing was effected pursuant to a resolution of the Company’s Board of Directors adopted on February 14, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

4.1	Form of notice to option holders.

4.2	Form of notice to warrant holders.

99.1	Press Release issued by ICP Solar Technologies Inc., dated February 14, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICP SOLAR TECHNOLOGIES INC.

Date: February 20, 2008
By: /s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and Chairman